CONFIDENTIAL

Exhibit 10.8

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL

PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE

BEEN SEPARATELY FILED WITH THE COMMISSION.

SOFTWARE LICENSE AND SERVICES AGREEMENT

This Software License and Services Agreement (the “Agreement”) is made and entered into as of the date of the last signature below (“Effective Date”) by and between GREENWAY MEDICAL TECHNOLOGIES, INC., a Georgia corporation having its principal place of business at 121 Greenway Boulevard, Carrollton, Georgia 30117 (“Greenway”) and WALGREEN CO., an Illinois corporation with offices located at 200 Wilmot Rd, Deerfield, Illinois 60015, on behalf of itself, and its Subsidiaries as defined herein (“Client”).

This Agreement consists of this cover page and the following documents:

•

Software License and Services Agreement

•

Schedule A (Support Services Agreement)

•

Schedule B (Business Associate Agreement)

•

Schedule C (Services Schedule)

•

Schedule D (Pricing)

•

Schedule E (Transition Services)

Signing below indicates that you have read and agree to the terms of said documents.

IN WITNESS WHEREOF, the parties hereby indicate their acceptance of the terms of this Agreement by causing their duly authorized officers or representatives to execute this document as of the Effective Date.

WALGREEN CO.	GREENWAY MEDICAL TECHNOLOGIES, INC.

BY: /s/ Tim Theriault	BY: /s/ William G. Esslinger, Jr.
(Authorized Signature)	(Authorized Signature)

Tim Theriault	William G. Esslinger, Jr.
(Name)	(Name)

Senior Vice President/CIO	Vice President, General Counsel & CPO
(Title)	(Title)

2/28/2011	2/25/2011
(Date)	(Date)

Approved by Department
Commercial Transactions Law	By:
Strategic Sourcing	By:
IT Enterprise Applications and	By:

Services

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SOFTWARE LICENSE AND SERVICES AGREEMENT

Definitions are in Section 14

1.

SOFTWARE

1.1

License; Content. Subject to the payment of all Fees due Greenway and subject to the terms and conditions of this Agreement, Greenway hereby grants to Client, and Client hereby accepts, a paid-up, perpetual (subject to Section 4 herein), nonexclusive, world-wide right and license to use and copy Licensed Software and Documentation. If connection with the license to use the Software granted to Client hereunder, Client shall also have a perpetual non-transferable, non-sublicensable, non-exclusive license within the United States to use and modify Content. Except after a Release Event, Client shall not have the right to retain a third party to perform any modifications to the Content without the prior written consent of Greenway. Client shall notify Greenway in the event that it desires to use a third party to perform any modifications or if otherwise expressly allowed to have a third party access the Content or Software according to the terms of this Agreement. Greenway shall have the right to determine that such third party is not a competitor of Greenway in its reasonable discretion. In the event that Greenway determines such party is a competitor, Client shall select an alternative third party. Client shall not permit any approved third party to access the Content or any other Greenway Confidential Information until such third party has executed a confidentiality agreement at least as protective of Greenway’s Confidential Information as the terms of this Agreement.

1.2

Employer EMR License. The license granted under Section 1.1 is separate from the licenses granted pursuant to that certain Software License and Services Agreement dated as of February 4, 2010 (the “Take Care SLSA”) by and between Greenway and Take Care Employer Solutions, LLC (“Take Care”). Nothing contained in the Take Care SLSA or this Agreement shall prohibit or otherwise restrict Take Care from utilizing the license granted the Take Care SLSA. In addition, Take Care shall have the right to utilize the PrimeSuite Retail Clinic EHR licensed from Greenway pursuant o the enterprise license set forth in Section 1.1 above.

1.3

Authorized Users; Authorized Hardware. The license granted by this Agreement authorizes use of the Software only by Authorized Users for the business purposes of Client on the Authorized Hardware. Client shall not transfer, lease, loan, resell, distribute, or otherwise grant any rights in the Software in any form to any other party, including any commercial time-sharing, rental, or service bureau use. Greenway shall test any hardware as requested by Client in order to determine the compatibility of any proposed hardware with the Software and shall provide confirmation of Client’s current hardware on or before the Effective Date. Such confirmation shall be deemed a right on the part of Greenway to reject any hardware that otherwise is compatible with the Software.

1.4

Authorized Location. Client shall give Greenway six (6) weeks prior written notice before transferring the Software on the server from the Authorized Location. Without such notice, Greenway may suspend Support Services. Notwithstanding anything herein to the contrary, a transfer of the Software from an Authorized Location shall be deemed acceptable if such transfer is in connection with a Release Event under the Escrow Agreement and this Agreement. Client shall provide prompt notice of such transfer to Greenway and otherwise comply with this Agreement.

1.5

No Modification or Reverse Engineering; Access. Client shall not and shall not allow any third party to: (i) reverse engineer, reverse assemble, decompile, or otherwise attempt to derive the source code (or underlying structure or algorithms) from the Software or decode or decrypt any data files created by or associated with the Software; or (ii) alter, adapt, or modify the Software or otherwise create any derivative works from the Software, except with respect to the limited license granted to modify the Content and except in cooperation with, and with the approval of, Greenway. Client shall not allow any of its employees, personnel, contractors, consultants, agents or representatives who provide services in or are otherwise associated with Client’s business in the Retail Health Clinic Field to access, use or otherwise utilize any of

Greenway’s Software, Content, Services, documentation, information or other intellectual property related thereto that any such personnel would not be able to otherwise access, use or otherwise utilize but for their employment with or retention by Client or unless and until the parties enter into an Order Form pursuant to which Client licenses Software for use in the Retail Health Clinic Field. Client shall take all commercially reasonable actions (including, without limitation, commercially reasonable security, technology and firewall restrictions, if any) to ensure compliance with the foregoing.

1.6

Copy of the Software. Greenway shall furnish to Client copies of the Software listed in the applicable Order Form, which includes an electronic copy of the Documentation. Client may make a reasonable number of copies of the Software for the sole purpose of disaster recovery, archival, quality assurance purposes, development and training support, subject to all other terms of this Agreement. Except as set forth herein, Client shall not copy the Software or Documentation without the prior written consent of Greenway. Client shall not remove, modify, or obscure any copyright and other proprietary rights notices without the prior written consent of Greenway.

1.7

Acknowledgement of Greenway's Ownership Rights. Client acknowledges that the license granted under Sections1.1 and 1.2 do not constitute a transfer or sale of Greenway's ownership rights in and to the Software, the Documentation, or the Content (or any modifications thereto). All right, title, and interest, including all intellectual property rights, in and to the Software, the Documentation, and the Content or any modifications thereto made by or for Client (including any copies or subsequent Releases) shall be, and will remain the exclusive property of Greenway or any third party from whom Greenway has licensed software or technology. Client further acknowledges that the Software, Documentation, Content, and the information therein is proprietary to Greenway and its licensors and comprises: (a) original works of authorship, including compiled information containing Greenway's or its licensors' selection, arrangement and coordination, and expression of such information; (b) confidential and trade secret information; and (c) information that has been created, developed, and maintained by Greenway or its licensors at great expense of time and money such that misappropriation or unauthorized use by others for commercial gain would unfairly and irreparably harm Greenway or its licensors. This section shall apply to all Content whether or not it originated from Greenway’s Content library.

1.8

Client Requirements. Greenway shall ensure that all Software is free from viruses, worms, Trojan horses, spyware, adware, and other malicious code. Greenway shall not use the Software to disrupt Client’s computer systems or network equipment. In the event that Client loses or damages any media provided by Greenway that contains the Software, then, upon written notice from Client, Greenway shall provide a replacement copy of the media at no additional charge.

1.9

Client Proprietary Rights. Except as otherwise stated herein, as between Client and Greenway, Client Confidential Information is and shall remain the sole and exclusive property of Client, including all applicable rights to patents, copyrights, trademarks, trade secrets or other proprietary property rights thereto. Additionally, all right, title and interest in and to any of Client’s proprietary data relating to its business shall remain the property of Client, whether or not supplied to Greenway, uploaded into the Software or otherwise obtained by Greenway.

1.10

Exclusivity.

For a period of two (2) years commencing on the Acceptance Date for each Module of the Software pursuant to Section 5 (each, an “Exclusivity Period”), Greenway agrees not sell, license, distribute (either directly or indirectly), or otherwise make such Module (and related Support Services) available to any Competitor. For clarity, Greenway shall not be restricted in any way from selling, licensing, providing access to or otherwise distributing (i) the Modules to any third party other than a Competitor, and (ii) the Software, excluding Modules, to any party. In addition, Greenway agrees not sell, license, distribute (either directly or indirectly), or otherwise make any Module available to any Existing ESG Client.

1.11

Client Customization Restrictions. In the event that Greenway

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develops any Customizations to any Module during the applicable Exclusivity Period, Greenway agrees that it shall not sell, license, distribute (either directly or indirectly), or otherwise make such Customizations available to any Competitor (i) during the Exclusivity Period and (ii) for a period of two (2) years after the release of such Customization (the “Customization Restriction”). For clarity, Greenway shall not be restricted in any way from selling, licensing, providing access to or otherwise distributing (i) the Customizations to any third party other than a Competitor, and (ii) the Software, excluding Customizations, to any party.

1.12

Source Code Escrow

1.12.1

Escrow Agreement. Greenway shall be added as a Depositor to that certain Master Three-Party Escrow Service Agreement dated as of May 19, 2010 by and between Client and Iron Mountain Intellectual property Management, Inc. (the “Escrow Agreement”) within sixty (60) days of the Effective Date and Greenway shall remain a Depositor of the Escrow Agreement during the Term of this Agreement and for such period thereafter as may be required for Greenway and/or the applicable escrow agent to discharge its obligations under the Escrow Agreement that accrued prior to the end of the term. Greenway shall be responsible for any mutually agreed upon, reasonable fees charged by the escrow agent for source code deposit and yearly maintenance.

1.12.2

Release Event. The Escrow Agreement shall provide for release of the Escrow Materials in the event of a termination of the Agreement due to: (i) a Discontinuance of Business (as defined in Section 4.3 below); (ii) a Bankruptcy Event (as defined in Section 4.3 below) of Greenway; or (iii) a Material Support Failure (collectively, the “Release Events”).

1.12.3

Escrow License. Subject to and in accordance with the terms and conditions of this Agreement and the Escrow Agreement, upon a Release Event, Client shall have the limited right to use the source code to the Software and all deposited Documentation related thereto (the “Escrow Materials”), to modify, enhance, make Releases, and create derivative works and translations of such source code for the sole purpose of maintaining and supporting the Software for its business use. Such license shall continue to be subject to all other terms and conditions set forth in this Agreement not otherwise modified by the escrow license granted hereunder or that would not be applicable under the escrow release terms and conditions. All improvements or inventions related to Client’s use of the Escrow Materials, and all intellectual property rights therein, shall be owned by Greenway (collectively “Developed IP”). Client agrees to assign (or cause to be assigned) and does hereby irrevocably assign fully to Greenway all right, title and interest in and to any and all Developed IP and all derivative works thereof in all media, including, without limitation, all intellectual property or proprietary rights relating thereto. During and after the Term, at Greenway’s request and expense, Client shall, and shall cause its personnel to, execute such instruments and take such other actions as may be necessary or appropriate, in Greenway’s sole discretion and expense, to evidence or further document Greenway’s ownership of the Developed IP and/or to register, file, prosecute, maintain and/or defend any applicable intellectual property rights in such Developed IP in the name of Greenway. In addition, upon a release of Escrow Materials after a Release Event, Greenway grants Client a limited right to use any additional materials, and Greenway shall deliver such materials, related to the Escrow Materials necessary for Client to exercise its source code license rights set forth above, including, without limitation, any printed matter, user manuals, training materials, guides, product descriptions, technical manuals, product specifications, supporting materials and all other materials (printed and/or in electronic form) needed to allow Client to understand and use the source code and enhance and otherwise provide service continuity for Client and Authorized Users.

1.12.4

Protection of Escrow Materials. Without limiting the generality of Section 11 (Confidential Information), upon the release of Escrow Materials pursuant to a Release Event, Client shall take the following measures to protect the Escrow Materials, including the Greenway source code. Client shall: (i) use commercially reasonable best efforts to ensure that only a limited and controlled group of identified employees of Client will be permitted access to the Escrow Materials, and Client shall maintain a list of such individuals available to Greenway upon Greenway's written request; (ii) notify each such individual in writing of Client's obligations in respect of maintaining the confidentiality and security of the Escrow Materials, and shall use commercially reasonable best efforts to get each of such individuals, at the request of Greenway, to execute a personal nondisclosure acknowledgement with Client and Greenway, with confidentiality obligations not less restrictive than provided for in this Agreement; (iii) keep hard disk copies of the Escrow Materials only on password protected computers; (iv) not transfer or permit the transfer of soft copies of the Escrow Materials across any Internet link except in encrypted form; (v) keep all hard copies and portable disk copies of the Escrow Materials under lock and key when unattended; and (vi) not remove, or permit the removal of, any copy of the Escrow Materials from Client's premises. Any encryption required by this Section shall conform to then current industry standards for strong encryption, and in any event shall use no less than 128 bit encryption or (where transfer of 128 bit encryption is not permitted under applicable law) the strongest encryption permitted to be transferred under such applicable law.

2.

SERVICES; HARDWARE; THIRD PARTY SOFTWARE; THIRD PARTY DATABASES

Subject to the terms and conditions of this Agreement and the execution of an applicable Order Form or statement of work, Client may purchase from Greenway certain Services, hardware, third party software, and third party databases. Greenway shall provide to Client those Services expressly set forth in a task order, statement of work or other document (“Statement of Work” or “SOW”) executed by the parties. Greenway may also provide professional or related services (“Professional Services”) to Client during the term of the Agreement which may include services related to the development or customization of portions of the Software, or related to other specialized development projects upon mutual agreement of the parties as set forth in an applicable Statement of Work. All Professional Services (and not any other Services such as Deployment Services or Transaction Services) shall be provided under the terms of Schedule E attached hereto (“Services Schedule”).

3.

FEES AND EXPENSES

3.1

Fees. Client shall pay to Greenway a Fee for the following items licensed or purchased pursuant to an executed Order Form or Statement of Work:

•

Software licenses

•

Support Services

•

Deployment Services

•

Transaction Services

•

third party databases

•

hardware and third party software

•

other Services (including Professional Services)

3.2

Expenses; Shipping Costs.  Unless specifically stated in the Order Form, Client agrees to reimburse Greenway for all reasonable expenses, including travel and travel related expenses, incurred by Greenway in performing the Services. Client will pay all costs relating to the shipment of the Software, hardware, and materials.

3.3

Increases. The parties agree that for a period of [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] years from the Effective Date of the Agreement the Fees for Enterprise Licenses and Software module development Fees set forth on the price list attached hereto as Schedule D shall be fixed at the rates set forth on the price list attached hereto as Schedule D. The parties agree that Greenway shall be permitted to increase (a) after the [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] anniversary of the Effective Date, Fees for Professional Services no more than once per year, by no more than [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]; (b) after the [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] anniversary of the Effective Date, Fees for Support Services no more than once per year, by no more that [CONFIDENTIAL MATERIAL

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REDACTED AND FILED SEPARATELY WITH THE COMMISSION] and (c) Fees for monthly third party Content or database services, Transactional Services and other Services no more than once per year, by no more than [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]; provided, however, Greenway’s right to increase any Fees referred to in clause (a) of this sentence is conditioned upon Client receiving notice of any such increases by no later than March 1 of each year with respect to the following fiscal year of Client. Greenway shall use its best efforts to provide Client with notice of any increase in Fees referred to in clause (b) of the previous sentence provided that any failure to do so will not prohibit Greenway from instituting any such increase otherwise permitted hereunder.

3.4

Payment Terms. All Fees, expenses, and costs shall be paid in United States dollars. Client agrees to pay Greenway the amounts set forth in a Statement of Work or Order Form within [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] days after the receipt of a correct invoice from Greenway (the “Invoice Due Date’).   Payment of fees for, and acceptance of, the Software delivered is not contingent upon the future delivery of any Updates, additional Software functionality, or other Services. Prior to payment by Client, Client must have an accurate W9 on record. Greenway will also send a completed W9 to the following address: Danville Accounting Office, 1901 E. Voorhees, MS 685, Danville, IL 61834. Or, via email to: taxexemptions@walgreens.com.

3.5

[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

3.6

Invoices. Greenway will invoice Client for amounts due in accordance with Schedule F (but not more frequently than monthly), an applicable Order form or applicable Statement of Work. Upon request by Client, invoices and payments of invoices will be submitted using an electronic method agreed upon between Client and Greenway. All invoices must include, at a minimum, the following information: (a) name and address of Greenway; (b) Greenway DUNS number (if such a number has been assigned); (c) invoice number; (d) description of Services provided; (e) date; (f) dollar amount due; (g) a reference to the applicable Statement of Work; and (g) Department number as provided by Client.

3.7

Disputes. If Client, in good faith, disputes any fee, expense, or other charge, Client will promptly provide Greenway with written notice of such dispute. Client and Greenway will use their best efforts to resolve the dispute within sixty (60) days. Each party will provide the other party with copies of all reasonably requested supporting documentation in their possession relating to the dispute within thirty (30) days after written request. Such amount (or such amount as may be ultimately determined to be correct) shall not be due until thirty (30) days after the dispute is resolved but in no event earlier than the original Invoice Due Date. Notwithstanding anything contained herein, Client shall have no obligation to pay an amount disputed in accordance with this Section until resolution of the dispute. The existence of a good faith billing dispute shall not constitute valid ground for non-performance hereunder, except only as to the payment of the amount in dispute.

3.8

Taxes. All Fees are exclusive of any and all taxes, duties, or levies assessed by applicable governmental authorities. All such taxes, duties, and levies (exclusive of any taxes based upon Greenway's income) shall be assumed by and paid for by Client. Greenway is responsible for the collection and remittance of all taxes, however designated, levied, or based on the purchase of the Software and/or Services. Client will pay to Greenway any sales, use or excise tax, whether federal, state or local, imposed on or arising out of the delivery of Services or the Software by Greenway. Client shall not be responsible for paying any other taxes or fees of Greenway, including Greenway’s licensing or business fees or assessments that are not specified as a sales, use or excise tax. Once Client has paid such tax to Greenway, Client shall have no other responsibility with respect to such sales, use or excise taxes and Greenway shall be responsible for promptly paying such tax to the appropriate taxing authority. If it is later determined that such tax, or any portion thereof, was not due, Greenway will promptly refund the amount thereof to Client. Greenway shall, on every taxable event, make all reasonable efforts to limit any and all tax consequences to Client. Greenway is solely responsible for paying any and all taxes (including social security, employment and income) required by any federal, state or local law or regulation pertaining to Greenway personnel related to the performance of Services.

3.9

Illinois Software Taxes. The parties intend that any Software that is installed at locations within Illinois under the software license granted under this Agreement shall satisfy Section 86 Illinois Administrative Code 130.1935(a)(1). Therefore, no sales tax will be due on charges in connection with this Agreement for any Software licensed for use in Illinois, or for related maintenance agreements or updates, as this transaction is not considered a taxable retail sale. Furthermore, no sales tax will be shown on any invoice with respect to charges for Software licensed for use in Illinois, or for related maintenance agreements or updates, as no sales tax is due.

4.

TERM AND TERMINATION

4.1

Term. The term of this Agreement shall commence upon the Effective Date and continue in full force and effect until terminated in accordance with this Agreement (the “Term”)

4.2

Mutual Termination. Either party may terminate this Agreement and any Software license granted hereunder by providing written notice to the other party upon the occurrence of any of the following events:   (i) the other party attempts to assign or otherwise transfer its rights, obligations, or duties under this Agreement in violation of the terms of this Agreement; or (ii) the other party materially breaches any of its obligations under any provision of this Agreement, which breach is not remedied by such party within thirty (30) days after receipt of written notice from the non-breaching party.

4.3

Termination by Client. Client shall have the right to terminate this Agreement in the event that (i) a Material Support Failure occurs, (ii) Greenway fails to correct the Errors during any applicable Acceptance Period as provided in Section 5, (iii) a receiver is appointed for Greenway or its property; (iv) Greenway makes a general assignment of all or substantially all of its assets or business for the benefit of its creditors; (v) Greenway commences or has commenced against it, proceedings under any bankruptcy law, which proceedings are not dismissed within sixty (60) days (clause (iii), (iv) and (v) collectively, a “Bankruptcy Event”); or (vi) Greenway Discontinues its Employer Health Center Business (“Discontinuance of Business”). In addition, Client may terminate this Agreement at any time upon one hundred eighty (180) days written notice to Greenway.

4.4

Remedies. In the event this Agreement is terminated by Client pursuant to Section 4.3 above, Greenway’s liability and Client’s remedy shall be the following: (i) for termination by Client for a Material Support Failure or for a Bankruptcy Event or a Discontinuance of Business, Client shall be entitled to exercise its source code escrow rights pursuant to Section 1.10; and (ii) for termination by Client pursuant to Section 4.3 (ii), Client shall be entitled to a refund of all fees paid to Greenway for such Module prior to such termination.

4.5

Rights Upon Termination.

4.5.1

Upon expiration or termination of this Agreement or any Statement or Work hereunder, the provisions for Transition Assistance Activities, specified in Schedule I, detailing each party’s respective tasks in connection with the orderly transition, and migration of the Software and Services to Client or a third party provider (as determined by Client in its sole discretion), shall apply.

4.5.2

Termination of this Agreement or any Software license shall not limit either party from pursuing other remedies available to it (except where a sole remedy is specified), including injunctive relief, nor shall such termination relieve Client's obligation to pay all Fees, expenses, and costs that have accrued or are otherwise owed by Client to Greenway. The parties' rights and obligations under Sections 1.1 through 1.8, 3, 4.5, 7, 8, 9, 11, 13.1, 13.5, 13.7, 13.9, 13.10, 13.11, 13.12 and 13.13 shall survive termination or expiration of this Agreement. The parties' rights and obligations under Sections 1.9.6, 12.1, 12.2 and 12.3

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shall solely survive for the periods indicated therein.

5.

ACCEPTANCE

5.1

Client shall evaluate each Module of the Software initially delivered by Greenway and shall submit a written acceptance or rejection to Greenway during the Acceptance Period. Greenway shall notify Client when the applicable Module of the Software has been initially installed and the Testing Period commences. Failure by Client to deliver a written acceptance or rejection within the Acceptance Period shall not be deemed an acceptance. If Client has failed to deliver a written acceptance or rejection with respect to an applicable Module of the Software within the applicable Acceptance Period, Greenway shall send an email notification requesting such acceptance or rejection to __________________________________________; provided such email notification shall include a statement prominently in the body of the email that a failure by Client to respond with either a rejection or acceptance of the applicable Module(s) shall result in a deemed acceptance. Client shall have [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] days to respond to such notification. A failure of the Client to provide such acceptance or rejection by the end of such [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] day period shall be deemed an acceptance of the applicable Module of the Software. If Client identifies an Error in the applicable Module of the Software during the applicable Acceptance Period, Client shall provide written notice thereof to Greenway, and Greenway shall use commercially reasonable efforts to promptly correct such Error and return the Module of the Software to Client. Upon such return, a new Acceptance Period with respect to such Module shall begin and the foregoing acceptance procedures shall be repeated. In the event that Greenway is unable to correct an Error or replace the defective Module of the Software within a reasonable period of time after receipt of Client's written notice of rejection, Greenway shall refund any amount paid by Client for use of such Module of the Software. The foregoing states Client's sole and exclusive remedy with respect to any Module of the Software delivered by Greenway prior to Client's acceptance.

6.

WARRANTIES; COVENANTS

6.1

Software. Greenway warrants that:

a.

The Software shall perform substantially in accordance with the accompanying Documentation during the Warranty Period. The foregoing warranty shall be null and void if any Software is (i) modified or disabled by any party other than Greenway or its authorized representatives; (ii) used by Client in combination with hardware that is not Authorized Hardware or software not supplied or authorized by Greenway; provided the use of such hardware or software was the cause of any applicable defect for which Client is making claim under this warranty; (iii) not utilized substantially in accordance with the Documentation

b.

All Updates to the Software by Greenway will be compatible with, and will not materially diminish the features or functionality of the Software when used in accordance with the Documentation and all of the terms and conditions hereof.

c.

The Software, Services, Greenway Content, and Documentation rendered pursuant to this Agreement are and will be manufactured, produced, sold and rendered in conformity with all applicable laws, ordinances, orders, directions, rules, and regulations of the Federal, state, county, and municipal governments applicable thereto, all as they may be amended from time to time.

d.

Upon delivery to Client, the Software does not contain any disabling code (defined as computer code designed to interfere with the normal operation of the Software or Client’s hardware or software) or any program routine, device or other undisclosed feature, including but not limited to, viruses, worms, Trojan horses, or other malicious code which is specifically designed to permit unauthorized access, delete, disable, deactivate, interfere with or otherwise harm the Software or Client’s hardware or software. In addition, Greenway warrants that it will not cancel or otherwise terminate Client’s use of the Software through the use of disabling passwords, keys or tokens.

6.2

Services. Greenway warrants that any Services provided hereunder shall be provided in a professional and workmanlike manner.

6.3

Hardware. Greenway shall pass through to Client any original manufacturers' warranties for hardware products acquired by Greenway for Client. Greenway does not make any warranties in connection with the hardware and hereby expressly disclaims any warranties with respect thereto.

6.4

HIPAA.

Greenway represents and warrants to Client that the Software and Services fully comply with the applicable provisions of Public Law 104-91, Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) and the Health Care Financing Administration Internet Security Policy of 1998 Health Insurance Portability and Accountability Act of 1996. Furthermore, Greenway agrees to use commercially reasonable efforts to establish and maintain an effective program to prevent and detect violations of law, including but not limited to violations of HIPAA and all proposed rules and final rules issues pursuant to HIPAA applicable to and affecting Client, the Software and Services, and the operations of Greenway.

6.5

Compliance with Client’s Policies, Goals and Guidelines. Greenway agrees to cooperate with Client’s commitment to support a diverse base of vendors and contractors, and will comply with Client’s vendor policies in support of Client’s Supplier Diversity Initiative (http://www.walgreens.com/topic/sr/supplier_diversity/sr_supplier_diversity_home.jsp). Greenway will complete the Vendor Diversity Classification and Certification Requirements section of the Vendor Setup process and participate in any studies or surveys that may be conducted by Client, its representatives, or any federal or state agency for identification of vendor classifications and utilization. Greenway agrees to submit quarterly reports detailing its use of certified diverse contractors, to the extent Greenway collects or maintains such data. The reporting shall be on a form or in a format specified by Client, which will include allocations of expenditures directly and indirectly related to Client.

7.

DISCLAIMERS

7.1

Third Party Databases; Data. Greenway shall not be liable for any specific settings or databases embedded within the Software. Greenway does not warrant the accuracy of codes or other data contained in the Software or any third party database incorporated into the Software. The clinical information contained in the Software, including that contained in the Content, or any third party database incorporated into the Software is intended as a supplement to, and not a substitute for, the knowledge, expertise, skill, and judgment of physicians or other healthcare professionals. The absence of a warning for a given drug or drug combination shall not be construed to indicate that the drug or drug combination is safe, appropriate, or effective in any given patient. Billing codes, including without limitation ICD, CPT, and E&M codes, which might be suggested by the Software are merely suggestions based upon the amount of documentation completed, and such codes are not intended to be a substitute for the healthcare professional's judgment. Client is responsible for ensuring that billing codes entered into the Content are appropriate for the level of documentation completed. Any hard copy documents or images that are scanned and saved as files within the Software, and any digital images imported as files into the Software, are to be used for documentation purposes only and not for diagnostic purposes. Greenway shall not be liable for the content, accuracy, clarity, or resolution of any scanned images or digital images.

7.2

Professional Duty. Client acknowledges that the professional duty to the patient in providing healthcare services lies solely with the healthcare professional providing such services. Client takes full responsibility for the use of information provided by the Software or any third party databases incorporated into the Software in patient care and acknowledges that the use of the Software or any third party databases incorporated into the Software is in no way intended to replace, or serve as a substitute for, professional judgment. Greenway does not assume any responsibility for actions of Client which may result in any liability or damages due to malpractice, failure to warn, negligence, or any other basis. Client shall ensure that all healthcare professionals using the Software are aware of the limitations on the use of the Software.

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7.3

General. NEITHER GREENWAY NOR ITS LICENSORS WARRANT THAT THE SOFTWARE WILL BE UNINTERRUPTED OR ERROR-FREE OR THAT ANY SOFTWARE, CONTENT, OR SERVICES WILL MEET CLIENT'S REQUIREMENTS. EXCEPT AS SET FORTH ABOVE, GREENWAY AND ITS LICENSORS SPECIFICALLY DISCLAIM ALL WARRANTIES WITH RESPECT TO THE SOFTWARE, THE DOCUMENTATION, THE CONTENT, AND/OR ANY MATERIALS OR SERVICES FURNISHED TO CLIENT UNDER THIS AGREEMENT, WHETHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NON-INFRINGEMENT. THERE IS NO WARRANTY AGAINST INTERFERENCE WITH THE ENJOYMENT OF THE SOFTWARE, DOCUMENTATION, OR SERVICES PROVIDED HEREUNDER.

7.4

Content. CONTENT PROVIDED AT DEPLOYMENT, VIA GREENWAY’S CONTENT LIBRARY, OR OTHERWISE IS PROVIDED ON AN "AS IS" AND "AS AVAILABLE" BASIS. CLIENT EXPRESSLY AGREES THAT USE OF THE CONTENT IS AT CLIENT’S SOLE RISK. THE CONTENT MAY CONTAIN CONTENT UPLOADED BY USERS, AND SUCH CONTENT HAS NOT BEEN REVIEWED BY GREENWAY. CLIENT UNDERSTANDS AND AGREES THAT CLIENT IS SOLELY RESPONSIBLE FOR VERIFYING THE ACCURACY OF CONTENT, INCLUDING, BUT NOT LIMITED TO, ANY MEDICAL INFORMATION, DRUG AND DOSING INFORMATION, AND PROPER BILLING CODES CONTAINED IN THE CONTENT. GREENWAY AND ITS AFFILIATES ASSUME NO RESPONSIBILITY FOR AND MAKE NO WARRANTY OR REPRESENTATION AS TO THE ACCURACY, CURRENCY, COMPLETENESS, RELIABILITY, OR USEFULNESS OF ANY CONTENT.

8.

EXCLUSIVE REMEDIES

CLIENT'S SOLE AND EXCLUSIVE REMEDY AGAINST GREENWAY OR ITS LICENSORS FOR BREACH OF ANY OF THE WARRANTIES SET FORTH IN SECTION 6 SHALL BE FOR GREENWAY, AT ITS OPTION, TO USE COMMERCIALLY REASONABLE EFFORTS TO (A) CORRECT ANY ERROR IN THE SOFTWARE AS TO WHICH CLIENT HAS GIVEN GREENWAY WRITTEN NOTICE; (B) REPLACE ANY DEFECTIVE SOFTWARE AS TO WHICH CLIENT HAS GIVEN GREENWAY WRITTEN NOTICE; AND (C) RE-PERFORM ANY SERVICE PROVIDED BY GREENWAY WHICH CLIENT REASONABLY DEEMS DEFICIENT AND AS TO WHICH CLIENT HAS GIVEN GREENWAY WRITTEN NOTICE. IN THE EVENT GREENWAY, IN ITS SOLE DISCRETION, DETERMINES THAT IT WOULD NOT BE COMMERCIALLY REASONABLE TO CORRECT, REPLACE, OR RE-PERFORM ANY DEFECTIVE SOFTWARE OR DEFICIENT SERVICE, CLIENT SHALL BE ENTITLED TO A REFUND OF FEES PAID TO GREENWAY FOR ANY SUCH SOFTWARE OR SERVICE.

9.

LIMITATION OF LIABILITY

9.1

General. IN NO EVENT SHALL THE AGGREGATE LIABILITY OF GREENWAY OR ANY OF ITS LICENSORS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT EXCEED AN AMOUNT EQUAL TO [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]. IN NO EVENT SHALL GREENWAY OR ITS LICENSORS BE LIABLE FOR ANY DAMAGES CAUSED BY ANY VIRUSES, TROJAN HORSES OR OTHER SIMILAR CODE, OR ANY DENIAL-OF-SERVICE ATTACKS OR ANY UNAUTHORIZED ACCESS TO CLIENT’S SYSTEM BY UNRELATED THIRD PARTIES. IN NO EVENT SHALL EITHER PARTY OR ITS LICENSORS BE LIABLE TO THE OTHER PARTY FOR ANY LOST PROFITS OR REVENUES, LOSS OF DATA OR OPPORTUNITIES, COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY OTHER SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT, WHETHER UNDER THEORY OF CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THESE FOREGOING LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE FOREGOING LIMITATIONS SHALL NOT

APPLY TO: (A) ANY DAMAGES CAUSED BY A PARTY’S INTENTIONAL OR WILLFUL MISCONDUCT; (B) AMOUNTS TO BE PAID BY AN INDEMNITOR PURSUANT TO THE INDEMNIFICATION OBLIGATIONS IN THIS AGREEMENT (NO MATTER HOW SUCH DAMAGES MIGHT BE CHARACTERIZED BY A THIRD PARTY); OR (C) DAMAGES CAUSED BY A BREACH OF SECTIONS 1.1 - 1.4, 1.10.3, 1.10.4, AND 11.

9.2

Data. Client agrees to perform periodic backups of the data in the Software database in accordance with standard industry practices then in place so that the likelihood of data loss is minimized. Greenway may provide Client guidelines for proper data backup; however, (i) Client shall be solely responsible for performing backups and (ii) without limiting the generality of Section 9.1, Greenway shall in no event be liable for any lost data, re-run time, inaccurate input, work delays, or lost profits resulting from Client's use of the Software or failure to backup data in accordance with standard industry practices then in effect.

10.

INDEMNIFICATION

10.1

Indemnity by Greenway. Greenway shall indemnify, defend, and hold harmless Client from and against any:

(i) Claim by, on behalf of or relating to a subcontractor of Greenway in respect of the Services or Greenway’s employees except to the extent, if any, that the Claim is attributable in part or in whole to Client’s negligence or willful misconduct. In the case of a Claim by employees of Greenway, Greenway’s indemnification of the Client will be to the same extent as if the Claim was made by a person who is not an employee of Greenway;

(ii) Claim for taxes (including interest and penalties) assessed against Client that are the responsibility of Greenway under this Agreement or according to applicable law, or for interest or penalties that arise as a result of Greenway having issued an incorrect invoice to Client with respect to taxes or collection thereof, provided that Client notifies Greenway of such Claim within a reasonable period;

(iii) Claim for death or bodily injury, or the damage, loss or destruction of real or tangible personal property of third parties (including employees of Client and Greenway and their respective subcontractors) brought against Client in connection with performance of the Services by Greenway caused by the negligent acts or omissions of Greenway, its employees, subcontractors, or anyone else for whose acts Greenway is legally responsible under applicable law. This indemnity obligation will apply to the extent of Greenway’s negligence even if both parties are concurrently negligent;

(iv) Losses that would have been indemnified by the insurance coverage Greenway is required to have under Section 13.17 with respect to which Client has been designated as additional insureds or joint loss payees but for Greenway’s breach of its obligations under Section 13.17; and

(v) Claims and Losses related to direct infringement of any valid patent, trademark, trade secret, copyright, or other intellectual property right of a third party in any suit based upon the proper use by Client of the Software under the license by Greenway hereunder, where Greenway is the infringer with respect thereto.

10.2

Procedure. Client shall: (a) notify Greenway promptly in writing of any alleged infringement of which Client becomes aware; (b) give Greenway sole authority to control fully the defense and settlement of any infringement claim; and (c) furnish all reasonable assistance and provide all appropriate documentation in its possession reasonably requested by Greenway; provided that Greenway shall not agree to any settlement or other disposition that imposes any obligation on Client or otherwise would result in Client losing any rights granted Client under this Agreement other than the payment of damages or costs for which Client is indemnified by Greenway hereunder.

10.3

Exclusions. Notwithstanding the foregoing, Greenway shall have no obligation to indemnify Client pursuant to this Section 10 with respect to any infringement or alleged infringement resulting from (i) any

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modification to the Software made by any party other than Greenway or Greenway's authorized representatives; (ii) any unauthorized use of the Software by Client or any third party; (iii) failure of Client to use Releases provided by Greenway, provided the failure to use of such Releases gave rise to such infringement; (iv) any use of the Software in combination with other software, hardware, or data not supplied or authorized by Greenway to the extent that such combination gives rise to such infringement where the Software alone, without the combination, in no way causes the infringement (for purposes of clarity, concurrent causes of infringement will not negate Greenway’s duty to defend); or (v) Greenway's compliance with Client's specific, non-discretionary designs, specifications, requirements, processes, or formulas.

10.4

Greenway Options. In the event of an infringement claim against Client with respect to any Module of the Software, or in the event Greenway believes such a claim is likely, Greenway shall have the option, at its expense, to (i) modify or replace the applicable Module so that they are non-infringing; or (ii) obtain for Client a right to continue accessing such Module. Greenway shall use its best efforts to accomplish the foregoing alternatives. If Greenway, after assertion of its best efforts, is unable to accomplish one of the foregoing alternatives, Greenway shall have the right to require the Client to return the Module of the Software subject to the infringement claim, and Greenway shall refund to Client a pro-rata refund of all Fees paid for such Module calculated on the basis of straight line depreciation over three years, and the license granted for such Module shall terminate with no continuing obligation or liability of Greenway to Client with respect to such Module.

10.5

Sole Remedy. THE FOREGOING STATES THE SOLE AND EXCLUSIVE LIABILITY OF GREENWAY FOR ANY THIRD PARTY CLAIM OF INFRINGEMENT AND IS IN LIEU OF ANY AND ALL WARRANTIES, EXPRESSED OR IMPLIED, IN REGARD THERETO.

10.6

Indemnity by Client. Client shall indemnify, defend, and hold harmless Greenway from and against any and all damages, liabilities, costs, and expenses (including, but not limited to, reasonable attorneys’ fees) arising out of any third party Claim relating to (i) Client’s failure to comply with all applicable laws, rules, and regulations, (ii) Client’s breach of any of the provisions of this Agreement, or (iii) a claim that any Client data or other information, content, specifications, requirements or intellectual property processed or accessed by the Software (or otherwise provided by Client to Greenway) infringes or otherwise violates any third party’s patent, copyright or other intellectual property right, or constitutes a misappropriation or unlawful disclosure or use of a third party’s trade secrets. Greenway shall provide Client with (a) prompt written notice of any such claim of which Greenway becomes aware; (b) all reasonable assistance and documentation in Greenway’s possession requested by Client to defend such claim; and (c) control over the defense and settlement of such claim, provided that Client shall not agree to any settlement or other disposition that imposes any obligation on Greenway.

11.

CONFIDENTIAL INFORMATION

11.1

Client acknowledges that the Software, the Documentation, and the Content contain Greenway's and/or its licensor's proprietary information and Confidential Information. Each party shall treat as confidential all Confidential Information of the other party, will not use such Confidential Information except as expressly set forth herein or otherwise authorized in writing, will implement reasonable procedures to prohibit the disclosure, unauthorized duplication, misuse, or removal of the other party's Confidential Information, and will not disclose such Confidential Information to any third party except as may be necessary and required in connection with the rights and obligations of such party under this Agreement, and subject to confidentiality obligations at least as protective as those set forth herein. Without limiting the foregoing, each of the parties will use at least the same procedures and degree of care which it uses to prevent the disclosure of its own confidential information of like importance to prevent the disclosure of Confidential Information disclosed to it by the other party under this Agreement, but in no event less than reasonable care. The recipient of Confidential Information will be responsible for any breach of this Section by its employees, representatives, and agents.

11.2

Exclusions. For purposes hereof, “Confidential Information” will not include any information that the Receiving Party can establish by convincing written evidence: (a) was independently developed by the Receiving Party without use of or reference to any Confidential Information belonging to the Disclosing Party; (b) was acquired by the Receiving Party from a third party having the legal right to furnish same to the Receiving Party; or (c) was at the time in question (whether at disclosure or thereafter) generally known by or available to the public (through no fault of the Receiving Party).

12.

AUDIT

12.1

Greenway Audit Rights. During the term of this Agreement and for a term of one (1) year after termination, upon reasonable notice, Greenway may perform reasonable audit and inspection procedures to confirm Client's compliance with the terms and conditions of this Agreement, including, but not limited to, provisions relating to scope of use of the Software and protection of Confidential Information. Client shall reasonably cooperate in any such inquiry, which may be conducted in person or remotely.

12.2

Client Audit Rights. So long as Client is receiving and has paid for Support Services and is otherwise in material compliance with the terms of this Agreement and for a term of one (1) year after termination of the Support Services, Client and its financial and data security auditors (internal and external) will have the right, upon thirty (30) days prior written notice, to inspect, examine and audit (collectively, “Audit”) the records, data, practices and procedures of Greenway, its affiliates, and its approved subcontractors that are relevant to determining the following: (i) the accuracy of Greenway’s invoices; and (ii) Greenway’s software development life cycle (from analysis to development) with respect to the Software. Such audit shall be conducted during Greenway’s normal business hours and shall not materially interfere with its business activities.

12.3

Governmental or Regulatory Audits. Client may be subject to regulation and audit by governmental bodies, standards organizations, or other regulatory authorities under applicable laws, rules, regulations, and standards. If Client is required by a governmental body, standards organization or regulatory agency having jurisdiction over it to have an audit or inspection of the Services being provided by Greenway under this Agreement, and so long as Client is receiving and has paid for Support Services and is otherwise in material compliance with the terms of this Agreement and for a term of one (1) year after termination of the Support Services, Greenway shall allow the governmental body, standards organization or regulatory agency to conduct such an audit or inspection as it relates to Greenway’s provision of the Services, or such information concerning Client held by Greenway under this Agreement. Client agrees to take all commercially reasonable actions in cooperation with Greenway to (i) avoid and/or minimize the extent of such audit or inspection and the impact on Greenway’s business, and (ii) to minimize the disclosure of Greenway Confidential Information, including assistance to Greenway to seek an appropriate protective order.

13.

GENERAL PROVISIONS

13.1

Applicable Law. This Agreement and all matters arising out of or relating to this Agreement shall be governed by the substantive laws of the State of New York, without reference to its conflict of laws principles

13.2

Client Policies. Whenever Greenway personnel are present on Client’s premises, Greenway shall use reasonable efforts to cause all such personnel to comply with all Client policies and procedures governing on-site work, including Client’s safety and security, and data protection, policies and procedures, and all reasonable instructions and directions issued by Client. At Client’s request and expense, Greenway will cause all Greenway personnel performing Services to attend one or more Client training sessions with respect to Client’s on-site rules of behavior, work schedule, security procedures and such other of Client policies and procedures as Client, in its sole discretion, may deem appropriate.

13.3

Equal Employment Opportunity Compliance. In connection with its performance of the Agreement, Greenway shall comply with the

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applicable provisions of Executive Order 11246 and the regulations issued pursuant thereto (generally Part 60-1 of Title 41 of the Code of Federal Regulations), unless exempted by said regulations, particularly the provisions of the Equal Opportunity Clause (41 CFR Section 60-1.4(a)), which are incorporated herein by reference. In addition, Greenway shall comply with the provisions of the Affirmative Action Clause for Workers with Disabilities (41 CFR Section 60-741.5), and for Special Disabled Veterans and Veterans of the Vietnam Era, and other covered Veterans (41 CFR Section 60-250.5 and 41 CFR Section 60-300.5), which are also incorporated herein by reference. Also, incorporated herein by reference are the Employee Notice Clause provisions of 29 C.F.R. Part 471, Appendix A to Subpart A.

13.4

Continuity of Services. Greenway acknowledges that the timely and complete performance of its obligations pursuant to this Agreement is critical to the business and operations of Client. Accordingly, in the event of any dispute arising under or related to this Agreement, Greenway will continue to perform all of its obligations under this Agreement in good faith during the resolution of such dispute unless and until: (i) authority to discontinue is granted by Client or conferred by a court of competent jurisdiction, or (ii) the applicable Task Order and/or this Agreement is terminated in accordance with the provisions hereof, and then only after the completion of any termination assistance services.

13.5

Assignment. Neither party may assign its rights, duties or obligations under this Agreement to any person or entity, in whole or in part, without the prior written consent of the other party. Notwithstanding the foregoing, a party shall have the right without any requirement to obtain consent hereunder, to assign this Agreement to a subsidiary or affiliate, or a successor by merger, acquisition or consolidation, or to an acquirer of all or substantially all of the assets of such party, its subsidiary or affiliate. Any prohibited assignment is void.

13.6

Public Reference. Neither party will use the name, logo, trademark, trade name, or other marks of the other party without such party’s prior written consent, which consent, after a successful implementation of the initial [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] purchased hereunder, shall not be unreasonably withheld. Consent of Client shall not be valid unless obtained from Client’s Director of Corporate Communications or similar position.

13.7

Notice. All notices sent under this Agreement shall be to the respective addresses set forth above on the first page of the Agreement. All notices hereunder shall be in writing and shall be deemed to have been duly given as of the business day delivered personally or by facsimile (with confirmation of receipt), as of one business day after delivery to an internationally recognized overnight delivery service (e.g., FEDEX, DHL, etc.) charges prepaid, or as of three business days after being sent by registered or certified mail, postage prepaid, to Greenway and to Client as set forth below:

Walgreen Co.

200 Wilmot Road

MS# 225B

Attn: Director, Technology Purchasing

Deerfield, Illinois 60015

With a copy to:

Walgreen Co.

104 Wilmot Road, MS 1425

Deerfield, Illinois, 60015

Attention: Commercial Transactions Law

Greenway Medical Technologies, Inc.

121 Greenway Blvd.

Carrollton, GA 30117

Attention: General Counsel

13.8

Force Majeure. Neither party shall be deemed in default of this Agreement to the extent that performance of their obligations or attempts to cure any breach are delayed or prevented by reason of any act of

God, fire, natural disaster, accident, act of government, shortages of materials or supplies, or any other cause beyond the control of such party provided that such party gives the other party written notice thereof promptly and, in any event, within fifteen (15) days of discovery thereof and uses its best efforts to cure the delay.

13.9

Entire Agreement/Miscellaneous. This Agreement, and all schedules, Order Forms, and statements of work, constitute the sole and entire agreement of the parties with respect to the subject matter hereof and supersede any prior oral or written promises or agreements. There are no promises, covenants, or undertakings other than those expressly set forth in this Agreement, and all schedules, Order Forms, and statements of work. The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any of the provisions of this Agreement. This Agreement may not be modified or amended except by a writing, which is signed by authorized representatives of each of the parties. The failure of either party to exercise any right or the waiver by either party of any breach, shall not prevent a subsequent exercise of such right or be deemed a waiver of any subsequent breach of the same or of any other term of the Agreement. If any provision of this agreement is held to be invalid or unenforceable, the remaining provisions of this Agreement will remain in full force. In the event of any conflict between the provisions in the main body of this Agreement, any Schedules, Order Forms, Statements of Work and any other forms, documents and acknowledgements exchanged by the parties, the order of precedence, unless otherwise mutually agreed to specifically in writing on the conflicting document executed by both parties, shall be as follows: (i) the main body of this Agreement, (ii) the Schedules hereto and Order Forms or Statements of Work entered into as of the Effective Date, (iii) any future Order Form or Statement of Work, and (iv) any other forms, documents and acknowledgements exchanged by the parties.

13.10

Relationship. Greenway is an independent contractor in the performance of this Agreement, and nothing contained in this Agreement may be construed to create or constitute a joint venture, partnership, agency, franchise, lease, or any other arrangement other than as expressly granted in this Agreement. Greenway is responsible for its own operation. Greenway shall exercise control over its employees, agents, representatives, subcontractors, and suppliers and is solely responsible for the verification of identity and employment eligibility, for the payment of any wages, salaries, or other remuneration of Greenway personnel, and for the payment of any payroll taxes, contributions for unemployment or workers compensation, social security, pensions, or annuities that are imposed as a result of the employment of Greenway's personnel, agents, representatives, subcontractors and suppliers. Greenway may not pledge credit, incur any obligation or liability, hire any employee, nor purchase any merchandise or services in the name of Client or any subsidiary or affiliate thereof. Unless otherwise provided in this Agreement, all costs, charges, and expenses incurred in connection with Greenway’s performance of this Agreement must be borne by Greenway.

13.11

Equitable Remedies. The parties recognize that money damages shall not be an adequate remedy for any breach or threatened breach of any obligation hereunder by Client involving, without limitation, intellectual property, Confidential Information, or use of the Software beyond the scope of the license granted by this Agreement. The parties therefore agree that in addition to any other remedies available hereunder, at law or otherwise, Greenway shall be entitled to an injunction against any such continued breach of such obligations.

13.12

Third Party Beneficiary. No person shall be deemed an intended beneficiary of this Agreement.

13.13

Export Regulations. Client shall not export, re-export, or transfer the Software or Documentation, except as authorized by Greenway and in accordance with the U.S. export control regulations and other applicable laws. Client is advised that the Software and the Documentation are subject to the U.S. Export Administration Regulations. Client agrees not to export, re-export, import, or transfer the Software or the Documentation contrary to U.S. or other applicable laws, whether directly or indirectly, or assist or facilitate others in doing any of the foregoing. Client represents and warrants that (a) neither the

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United States Bureau of Export Administration nor any other federal agency has suspended, revoked, or denied its export privileges, (b) Client is not a government end user, and (c) Client is not located in, a resident of, or a citizen of, Cuba, Iran, Iraq, Libya, North Korea, Sudan, Syria or any other country to which the United States has embargoed goods. Client agrees not to use or transfer the Software for end use relating to any nuclear, chemical or biological weapons, or missile technology unless authorized by the U.S. Government by regulation or specific license.

13.14

Hardware. Greenway will not bring any hardware or software onto Client’s premises unless such items are necessary for Greenway to perform Services under this Agreement. All such hardware and software may be inspected/scanned by Client, at Client’s discretion, before Greenway may use said items on Client’s premises. Greenway will ensure that the project manager is contacted in order that such inspecting/scanning will be performed. Greenway will obtain approval and comply with the directives of the project manager and Client security management prior to connecting any hardware to the Client network.

13.15

Compliance. Greenway is responsible for complying with all federal, state, and local laws, rules, and regulations applicable to this Agreement or to the performance thereof. Without limiting the generality of the foregoing, Greenway warrants to the best of its knowledge that Greenway is in full compliance with the immigration laws of the United States relating to Greenway’s personnel assigned by Greenway to perform services for Client. Greenway further warrants to the best of its knowledge that all of Greenway’s personnel are authorized by law to work in the United States, and that Greenway’s personnel have presented documentation to Greenway that establishes both identity and work authorization in accordance with applicable immigration regulations. Greenway certifies that to the best of Greenway’s knowledge, information and belief, after due inquiry, the documentation presented to Greenway is genuine and accurate. Greenway further certifies that all Greenway’s employees assigned to perform Services hereunder are United States citizens or otherwise authorized to work in the United States (except for individuals performing development outside the United States). Greenway further certifies that, to the best of its knowledge, Greenway complies with all federal, state and local labor and employment laws, and wage and hour laws, as these laws may relate to Greenway’s Personnel performing services for Client.

13.16

Insurance.

(i) Minimum Coverage. Greenway will maintain at its expense the following insurance during the term of this Agreement:

(A) Workers’ Compensation in the statutory limits required by the state of Greenway’s domicile (including other states endorsement) and Employers’ Liability with limits of $1,000,000;

(B) Commercial General Liability with minimum limits of $1,000,000 per occurrence (to include contractual liability on a blanket basis for liability assumed hereunder) and $2,000,000 in the aggregate;

(C) Business Automobile Liability insurance for owned, non-owned and hired vehicles, with limits of not less than $1,000,000 per occurrence for bodily injury and property damage combined;

(D) Excess Liability insurance with minimum limits of $4,000,000 in the aggregate; and

(E) Professional Liability (errors & omissions) with minimum limits of $2,000,000.

(ii) A certificate of insurance evidencing the above must be presented and satisfactory to Client prior to commencement of the Services.

(iii) All policies will be primary and at Greenway’s sole expense. Client will be included as an additional insured on all coverage listed above with the exception of Workers’ Compensation and Professional Liability. Greenway shall provide copies of its policies upon request by Client. All policies will include provisions that the insurers waive the rights of recovery or subrogation against Client. This certificate must provide for sixty (60) days notice to Client in the event of a material change or cancellation of such coverage and ten (10) days in the event of non-payment of premium; and, Greenway shall notify Client in the event of material change or cancellation. Insurance coverage will be in a form and carrier acceptable to Client with a minimum A.M. Best rating of A-/IX or higher. Within two (2) days of a request by Client, Greenway shall provide certified copies of the actual policies of insurance including all endorsements and riders

13.17

Travel Expenses. All travel expenses incurred by Greenway in connection with the Services performed hereunder must comply with Client’s travel and expense policy attached hereto as Schedule J, which may be updated from time to time by Client.

14.

DEFINITIONS

The following definitions shall apply to this Agreement, including all schedules, Order Forms, and Statements of Work:

“Acceptance Date” shall mean the date on which Client accepts the applicable Module of the Software or on which the Software is deemed accepted.

“Acceptance Period” shall mean the thirty (30) day period after the Testing Period during which Client may test and evaluate the applicable Module of the Software delivered by Greenway for Errors.

“Authorized Hardware” shall mean the computer hardware either purchased from Greenway or that meets the current minimum hardware specifications required by Greenway as provided by Greenway to Client.

“Authorized Location” shall mean the location of the Software server as set forth in the Order Form.

“Authorized Users” shall mean employees of Client. For each Authorized User permitted to use the Software pursuant to the license granted hereunder, Client has the right to one unique named user in the database. The foregoing notwithstanding, Client affiliates and agents who are under a confidentiality obligation with Client that protects Greenway Confidential Information to the same extent as such is protected hereunder can constitute Authorized Users."

“Claim” shall mean any third party demand, or any civil, criminal, administrative, or investigative claim, action, or proceeding (including arbitration) asserted, commenced or threatened against an entity or person.

“Content” shall mean all system master files, templates, and reports that constitute a part of the PrimeSuite Software, and the electronic documents, files, data, forms, and other materials contained in such master files and templates, including those from Greenway’s Content library, whether or not they are subsequently modified by Client, and any such Content created after the Effective Date by or for Client in accordance with the terms of this Agreement or any related agreement. Content does not include patient specific health information or data.

14.1

“Competitor” shall mean the following companies: [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]. Client shall provide written notice of its desire to add a third party to the definition of “Employer Competitor” and Greenway may accept or reject after reasonable discussion with Client such additional party in its reasonable discretion.

“Confidential Information” shall mean any information relating to, or disclosed in the course of, this Agreement, which is designated as ‘confidential’ or ‘proprietary’ or some similar designation or information which is or should be reasonably understood to be confidential or proprietary to the disclosing party. Confidential Information includes but is not limited to the Software, the Documentation, the Content, the terms and pricing under this Agreement, business strategies, specifications, technical data, and all Order Forms. Confidential Information shall not include information (a) already known to either party at the time of receipt

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thereof from the other; (b) that was readily available to the general public at the time of receipt thereof from the other; (c) that subsequently becomes known to the general public through no fault or omission on the part of the party receiving such information; (d) that is subsequently disclosed by a third party which has a bona fide and legal right to make such disclosure; or (e) that is required to be disclosed by a court of competent jurisdiction or other governmental authority or pursuant to applicable law, provided that the receiving party shall give prompt notice to the disclosing party prior to any such disclosure and reasonably assist the disclosing party in seeking a protective order.

“Customization” shall mean new Modules and specific customizations to existing Modules that Greenway develops for Client pursuant to an executed Statement of Work; provided, however, that “Customizations” shall not include any Enhancements, customizations or features that (i) are part of Greenway’s Product Roadmap, (ii) have been or have been requested to be developed for other customers, or (iii) Greenway reasonably determines are required for general applicability to improve the functionality of the Software across its customer base. In the event there is a dispute as to whether a Customization was developed, the parties shall provide all applicable documentation (subject to third party confidentiality obligations) to a neutral third party arbiter (mutually agreed to by the parties and who signs a confidentiality agreement reasonably acceptable to Greenway and Client) for review and confirmation of whether a Customization was developed.

“Deployment Services” shall mean the hardware staging, data migration, deployment, and training services set forth in Schedule B and the applicable Order Form.

“Discontinues” shall mean discontinues or ceases for a period of longer than sixty (60) consecutive days.

“Documentation” shall mean the user manual(s) for use of the Software. Documentation is provided in electronic form, incorporated into the Software.

“Enhancements” shall mean updates or modifications to functionalities contained within Modules then currently.

“Error” shall mean any reproducible failure or inability of the Software to perform any material function set forth in the Documentation when the Software is used on the Authorized Hardware.

“Existing ESG Client” shall mean any entity for which Take Care is under contract (each, an “ESG Contract”) to provide the development, operation and/or management of ambulatory medical clinics, health centers, wellness centers, fitness centers or pharmacies on behalf of or by such entity or a coalition of such entities, with respect to healthcare services for employees and/or dependents of the employee or coalition members, which are located either within or near such entity’ or entities’ facilities. It is agreed and understood that any Existing ESG Client shall no longer be deemed an Existing ESG Client on the date which is one year after the termination of the applicable ESG Contract.

“Fee(s)” shall mean any and all fees for licensing Software and purchasing Services, hardware, third party software, and third party databases, as specified in an Order Form or Statement of Work.

“Losses” shall mean all losses, liabilities, damages, liens, and claims, and all related costs, expenses, and other charges suffered or incurred as a result of or in connection with a Claim, including reasonable attorneys’ fees and disbursements, costs of investigation, litigation, settlement, and judgment, and any taxes, interest, penalties, and fines with respect to any of the foregoing.

“Material Support Failure” shall mean (i) a material breach of Greenway’s Support Services obligations under this Agreement, which breach has not been cured within sixty (60) days of written notice thereof by Client or (ii) Greenway’s refusal to renew the term of the Support Services after Client’s payment of fees for renewal thereof, provided that Client is not in breach of any payment obligations set forth in the Agreement or any Statement of Work or Order Form and is otherwise not violating any material term of this Agreement, including the licensing terms and restrictions, Greenway’s intellectual property rights or Client’s confidentiality obligations.

14.2

“Module’ shall mean Greenway Software clinical service applications developed by Greenway for Client pursuant to a Statement of Work, including, but not limited to, the following clinical service applications set forth in the initial Statement of Work: [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION].

“Order Form” shall mean the order form provided by Greenway to Client pursuant to which Client orders Software, Services, hardware, third party software, or third party databases under this Agreement.

“Release” shall mean any version, update, release, patch, or enhancement of the Software, including any software provided for the purpose of improving the functions or performance of the Software, changing the intellectual property contained in the Software, expanding the capability or ease of operation of the Software, or for the purpose of fixing errors in program logic, together with Documentation.

“Services” shall mean any professional services set forth in a Statement of Work or Order Form, provided by Greenway to Client, including, but not limited to, Deployment Services, Support Services, Transaction Services, and interface development.

“Software” shall mean the machine-readable object code of the computer software program or programs described in the Order Form or Statement of Work (including the Content and any modifications thereto) and any additional Releases and shall include each Module.

“Subsidiaries” shall mean direct and indirect wholly-owned subsidiaries of the Client..

“Support Services” shall mean the support services for the Software set forth in Schedule A and the applicable Order Form.

“Test Period” shall mean a test period, not to exceed 60 days, which shall include beta site, pilot sites, and expanded pilot sites, which period shall begin on the date that is the later of the date on which (i) the applicable Module is activated at the pilot sites or (ii) the applicable Module has been returned to Client and is activated at the pilot sites after an Error has been corrected.

“Transaction Services” shall mean the services set forth in Schedule A and the applicable Order Form.

“Updates” shall mean updates, upgrades, modifications or new releases of software, and updates to the documentation or content that a party makes generally available to its customers at no additional charge in relation to comparable services.

“Warranty Period” shall mean the ninety (90) day period following the Acceptance Date.

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SCHEDULE A - SUPPORT SERVICES AGREEMENT

Greenway shall provide Support Services pursuant to the Agreement and according to the further terms and conditions set forth below to Client for Software listed in an Order Form or Statement of Work, so long as Client has paid the applicable Fees and is not in breach of any provision of the Agreement.

1.

SUPPORT SERVICES

1.1

Software Support. Greenway shall perform the following Software support services: (i) assist Client in diagnosing reported Errors; and (ii) provide technical services to Client to attempt to correct diagnosed Errors. Software support includes support of Content. To the extent that the Software contains functionality to export data from the Software to certain third party software packages (e.g. MS Excel and Word), Software support will include support of the Software’s export functionality only. Greenway must be notified in writing prior to the addition to or use of any software other than the Software on the Software server(s).  If an Error is diagnosed by Greenway as being caused by unauthorized software on the Software server(s) or workstations, Greenway shall provide Support Services in connection with such an Error.

1.2

Hardware Support. Problems diagnosed by Greenway as hardware problems will not be covered by Support Services; provided, however, that Greenway shall pass through to Client any original manufacturer's warranties for hardware products in accordance with Section 6 of the Agreement. If no manufacturer's warranty is available, Greenway may, at its option, agree to provide hardware support to Client on mutually agreeable terms.

1.3

Work Not Covered. The following items are outside the scope of Support Services and are subject to additional charges billable in accordance with Greenway's then current time and materials support policy: All time associated with problems or service calls that arise from: (i) Client's use of the Software not in accordance with the terms of this Agreement; or (ii) alterations made or damage caused by parties other than Greenway or its authorized representatives; ((i) through (ii) collectively, “Excluded Maintenance”).

2.

DUTIES OF CLIENT

2.1

Site Access. Client shall provide Greenway with access at the site to the Software and hardware and data files with sufficient workspace required to perform the Support Services. Client shall also provide sufficient electrical current, telephone, and power outlets for Greenway's use in performing Support Services.

2.2

VPN. Client shall supply Greenway with access to the Software and hardware and data files through a managed VPN tunnel. Client shall be responsible for ISP connectivity and router/VPN management at Client’s site.  If such connectivity becomes unavailable, Client shall supply access through telephone line(s) and modem(s) with a minimum speed of 28.8 kilobaud of bandwidth per second.

2.3

System Administrator. Client shall designate a system administrator. The system administrator must have a working knowledge of the Software and Client data files and shall generally be responsible for computer system backups, user access, and recording and reporting Errors and other problems. The system administrator must attend the entire administrative overview training session.

2.4

PrimeSuite Clinical Administrator. Client shall designate a clinical administrator. The clinical administrator must have a working knowledge of clinical Modules and Client data files and shall generally be responsible for template set-up, template management, and recording and reporting Errors and other problems. The clinical administrator must attend the entire clinical administrative overview training session.

3.

HOURS OF COVERAGE

3.1

Principal Period of Support. The principal period of support ("PPS") begins at [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] am Central Time and ending at [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] pm Central Time (Monday through Friday, excluding holidays)

3.2

Support Services Outside of PPS. Support Services will be available outside of the PPS via call back through the help desk telephone line. Greenway shall use commercially reasonable efforts to return Client's call within 20 minutes of Client calling the help desk. If a call is not returned within such twenty minute time period, Client may call Greenway’s support manager. If a response is not received within fifteen minutes of such call, Client may contact Greenway’s account project manager. If a response is not received within fifteen minutes of such call, Client may contact Greenway’s vice president of business development.

3.4 Scheduled Maintenance and Notifications.

Standard Maintenance Windows.

Weekly on Sunday, 7:00 PM EST to 4:00 AM EST, as confirmed with Client.

Notification of Scheduled Maintenance Downtime.

Greenway will notify Client and Client will approve of any scheduled maintenance downtime. The notification shall include the reason and the procedure for implementing the change. Except in cases of emergency, notification will be provided at least two weeks prior to such downtime. In cases of emergency, Greenway will notify Client of a planned downtime within one hour of such emergency.

4.

PROCEDURES

4.1

Help Desk. Client agrees that Client shall provide all first tier support for problems and issues related to the Software, including, without limitation, requiring that all Authorized Users contact Client to discuss Software problems and issues. Client shall answer all questions it is able to, provide known workarounds and otherwise provide first level maintenance to the extent it is able. If Client is not able to correct or address such problem or issue after commercially reasonable efforts, Client shall provide notice to Greenway in accordance with the terms of this Section. All other requests for Support Services will be directed to Greenway customer support by calling the help desk telephone line or by sending an email or submitting a web form request to the help desk, if such Internet contact methods are available or such other process otherwise mutually agreed to by the parties. If, during the PPS,

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Greenway customer support personnel are unavailable to answer Client's call or immediately respond to Client's submission of email or web form requests, Greenway shall use commercially reasonable efforts to respond to Client within 20 minutes of Client contacting the help desk. If a call is not returned within such twenty minute time period, Client may call Greenway’s support manager. If a response is not received within fifteen minutes of such call, Client may contact Greenway’s account project manager. If a response is not received within fifteen minutes of such call, Client may contact Greenway’s vice president of business development. Greenway will work with the Client to categorize the reported problems by severity and update the customer support problem-reporting database as appropriate. Greenway will use commercially reasonable efforts to resolve requests for Support Services reported by Client during the PPS in accordance with the severity matrix below, which severity level shall be finally determined by Greenway. The resolution times set forth in the chart below are target times only, and cannot be guaranteed.

4.2

Authorized Contact People. Client may designate [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] as authorized contact people. [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]. Client shall provide to Greenway a list of its authorized contact people by the Effective Date of the Agreement. Client must give Greenway prior notice of any proposed changes to the list of authorized contact people. The [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] initial authorized contact people and any replacement contact people will not be authorized to contact the help desk regarding a Module until they have received system administrator training from Greenway for such Module.

5.

SUPPORT SERVICES TERM

Payment of the Fee for Support Services when due shall entitle Client to receive Support Services, to the extent not waived or included in the initial fees charged pursuant to the Agreement. The Support Services term shall commence upon the Acceptance Date and continue for a period of three (3) years unless terminated in accordance with this Section or Section 4 of the Agreement. Upon expiration of the initial Support Services term, the Support Services term shall automatically renew for successive one (1) year periods unless, not later than thirty (30) days before expiration of the then current term, a party gives written notice to the other party of its intent not to renew.

6.

SUPPORTED SOFTWARE

Greenway provides Support Services for the most recently released major version of the Software and the next prior major version and ceases Support Services for earlier versions. Client acknowledges and agrees that it may be necessary to update its computer hardware and/or operating system to achieve compatibility with the currently supported version. If Client chooses not to accept any new released versions that would cause Client to update its hardware and/or operating system, Greenway shall continue to support such Software version still being used by Client for a period of twelve (12) months from the date of the most recently released major version. Additionally, Greenway shall notify Client of any planned new releases that may require Client to update its hardware and/or operating system.

7.

SOFTWARE RELEASES

Subject to Client's payment of the Fees for Support Services and compliance with all terms of the Agreement and subject to Client’s rights set forth in Section 6, Greenway will furnish to Client and install Releases that are issued by Greenway during the term.

8.

CONTENT LIBRARY

During the Support Services term or any renewal thereof, provided that Client has paid all Fees due for Support Services, Client shall have access to Greenway’s Content library.

9.

THIRD PARTY DATABASES

During the Support Services term or any renewal thereof, provided that Client has paid all Fees due for Support Services, Client may purchase certain third party databases pursuant to an applicable Order Form. Such third party databases will be periodically updated during the Support Services term or any renewal thereof, provided that Client has paid all Fees due for Support Services and such third party databases. Greenway shall promptly update all third party databases periodically as received from such third party provider.

9.1

SUPPORT SERVICES SEVERITY MATRIX; [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]; SERVICE

Severity	Definition	Target Resolution/ Performance Guaranty	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	Actions/Definitions
High

Error that renders the Software inoperable or causes the Software to fail catastrophically or an Error that is initially classified as a Medium Severity Error and remains unremedied for more than [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
 business days.

		Within [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] from Walgreens initial contact with Greenway to report the Error	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

Greenway shall promptly initiate the following procedures upon confirmation of the defect by Greenway: (1) assign a senior customer support representative to correct the Error; (2) notify senior Greenway management that a high severity defect has been reported and that steps are being taken to correct the defect; (3) provide Client with periodic reports on the status of the resolution; and (4) commence work to provide Client with a workaround or fix.

Example: The Software is completely inoperable and the Client must resort to paper record keeping.

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Medium	Error that materially restricts Clients use of the Software.	Within [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] from Walgreens initial contact with Greenway to report the Error

Greenway shall assign customer support to correct the Error, provide Client with periodic reports on the status of the resolution, and use commercially reasonable efforts to provide an acceptable workaround to Client within the target resolution period and include the fix for the Error in the next Release.

Example: The Software does not allow a Provider to schedule patients.

Low	Error that causes only a minor impact on Client's use of the Software and/or an Error for which a workaround is available.	Within [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] from Walgreens initial contact with Greenway to report the Error

Greenway shall assign customer support to correct the Error, provide Client with periodic reports on the status of the resolution, and may in its discretion include the fix for the Error in the next Release.

Example: The Error relates only to 1 patient or 1 user (e.g. user cannot access system but can use an alternate login until problem is resolved).

	Software Availability	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] %	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

The average Availability of the Software is calculated as the (Total Available Time – Total Downtime) divided by (Total Available Time – Scheduled Downtime) measured monthly, with the result expressed as a percentage.

Available Time is defined as the time that the Software is operating normally and accessible to the Authorized Users. Software availability shall be from the point of demarcation (which shall be defined as the application service login page for each Module).

Downtime is defined as the time the Software is inoperable or not accessible to the Authorized Users.

	Average Software Response Time	Less than [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] seconds	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

The Average Software Response Time is calculated as total amount of time (in seconds) the Software took to process the request and send the response to Walgreens systems divided by the total number of requests received from the Walgreens system measured monthly.

The request in this definition refers to “real-time” requests (e.g., screen or online and “Service Oriented Approach” calls.

The Average Software Response Time shall not apply to document scanning or reports.  During Module design and build phases, Greenway reserves the right to request relief from this SLA due to client requirements that may potentially impact response time.

	Maximum Software Response Time	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] seconds	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

The Software Response Time exceeded the Maximum Software Response Time for at least one Request from the Walgreens system measured monthly.

The Maximum Software Response Time shall not apply to document scanning or reports.  During Module design and build phases, Greenway reserves the right to request relief from this SLA due to client requirements that may potentially impact response time.

It is agreed and understood that the “Target Resolution” time set forth above shall begin once Client has notified Greenway that the applicable Error exists as evidenced by the email notification of telephone notification provided by the Client.

[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

10.

APPLICATION PERFORMANCE

10.1

The parties shall reasonably cooperate to change the SLA with respect to each Module [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION],

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SCHEDULE B

BUSINESS ASSOCIATE AGREEMENT

THIS HIPAA BUSINESS ASSOCIATE CONTRACT ADDENDUM (the “Addendum”) supplements and is made a part of the Services Agreement (the “Agreement”) by and between WALGREEN CO., on behalf of itself and/or its subsidiaries (“Covered Entity”), and Greenway Medical Technologies, inc.,, a Business Associate (“BA”), and is effective as of February 25, 2011 (the “Addendum Effective Date”).

Covered Entity and BA have entered into this Addendum whereby BA provides certain software and related professional services to Covered Entity;

Covered Entity wishes to disclose certain information to BA pursuant to the terms of this Addendum, some of which may constitute Protected Health Information, as defined below (“PHI”), and the Parties wish to establish satisfactory assurances that BA will appropriately safeguard this PHI;

Covered Entity and BA intend to protect the privacy and provide for the security of PHI disclosed to BA pursuant to this Addendum in compliance with the Health Insurance Portability and Accountability Act of 1996, Public Law 104-191 (“HIPAA”), and regulations promulgated thereunder by the U.S. Department of Health and Human Services (collectively referred to as “HIPAA Regulations”) including the Standards for Privacy of Individually Identifiable Health Information at 45 C.F.R. Part 160 and Part 164 of the Code of Federal Regulations (“C.F.R.”), Subparts A & E (“Privacy Rule”), the Security Standards for the Protection of Electronic Protected Health Information at 45 C.F.R. Part 160 and Part 164, Subparts A and C (“Security Rule”), the requirements of the Health Information Technology for Economic and Clinical Health Act, as incorporated in the American Recovery and Reinvestment Act of 2009 and the implementing regulations, as issued and amended by the Secretary (“HITECH”), that are applicable to business associates, and other applicable laws; and

The purpose of this Addendum is to satisfy certain standards and requirements of HIPAA and the HIPAA Regulations, including, but not limited to, 45 C.F.R. § 164.504(e) and § 164.314(a), as the same may be amended from time to time.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

A.

Definitions. For the purposes of this Addendum, terms used, but not otherwise defined, shall have the meaning as those in 45 C.F.R. §§ 160.103, 164.304, 164.501, and 164.504, and the following terms have the definitions set forth below:

(1)

“Disclosure,” with respect to PHI, means the release, transfer, provision of, access to or divulging in any other manner of PHI outside the entity holding the PHI.

(2)

“Individual” shall mean the person who is the subject of the PHI.

(3)

“Parties” shall mean Covered Entity and BA.

(4)

“Protected Health Information” or “PHI” means any information created or received by Covered Entity, whether oral, electronic, or recorded in any other form or medium: (i) that relates to the past, present or future physical or mental condition of an Individual; the provision of health care to an Individual; or the past, present or future payment for the provision of health care to an Individual, and (ii) that identifies the Individual or with respect to which there is a reasonable basis to believe the information can be used to identify the Individual.

(5)

“Security Incident” means the attempted or successful unauthorized access, use, disclosure, modification, or destruction of information or interference with system operations in an information system.

B.

Stated Purpose for Which BA May Use or Disclose PHI. The Parties hereby agree that except as otherwise limited in this Addendum, BA shall be permitted to use or disclose PHI provided or made available from Covered Entity to perform any function, activity or service for, or on behalf of, Covered Entity as specified in this Addendum, provided that such use or disclosure would not violate the HIPAA Regulations if done by Covered Entity.

C.

BA Obligations. BA covenants and agrees that it shall:

(1)

Only use and disclose PHI if such use or disclosure is in compliance with each applicable requirement of 45 C.F.R. § 164.504(e) of the Privacy Rule and not use or further disclose PHI other than as permitted or required under this Addendum or as Required By Law.

(2)

Use appropriate safeguards, including but not limited to written policies and procedures, as necessary to prevent the use or disclosure of PHI other than as permitted under this Addendum or as Required By Law.

(3)

Fully comply with the requirements under the Privacy Rule and the Security Rule applicable to “business associates” as that term is defined in the Privacy Rule and the Security Rule. BA acknowledges that 45 C.F.R. §§ 164.308 (Administrative Safeguards), 164.310 (Physical Safeguards), 164.312 (Technical Safeguards), and 164.316 (Policies and Procedures and Documentation Requirements) of the Security Rule apply to BA, and BA agrees to fully comply with these regulations.

(4)

Mitigate and establish procedures for mitigating, to the greatest extent possible, any deleterious effects from use and/or disclosure of PHI by BA in violation of this Addendum and/or the Privacy Rule and/or the Security Rule.

(5)

Report, in writing, to the designated privacy or security official, as such position is defined in the Privacy Rule and the Security Rule, of Covered Entity, any use and/or disclosure of PHI or electronic PHI that is not permitted or required by this Addendum of

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which BA becomes aware, or should have been aware, within three (3) business days of BA's discovery of such unauthorized use and/or disclosure, with supplemental notice by facsimile, email, and/or telephone should be made as soon as practicable to:

Privacy & Security:

Walgreen Privacy Office

200 Wilmot Road, MS 9000

Deerfield, Illinois 60015

Phone: (847) 236-6518

Fax: (847) 236-0862

Email: privacy.office@walgreens.com

Attn: Privacy Official

BA is responsible for ensuring that its agents or subcontractors, or other third parties, with which BA does business that are provided, maintain, create, and/or receive PHI or electronic PHI on behalf of Covered Entity, report to BA immediately any use and/or disclosure of PHI or electronic PHI that is not permitted or required by this Addendum in order for BA to comply with the provisions of this section.

BA further agrees to promptly furnish to Covered Entity all known details and assist Covered Entity in investigating and/or preventing the reoccurrence of such unpermitted possession, use, knowledge, disclosure, or loss of protected health information in any form.

(6)

Not directly or indirectly receive remuneration in exchange for any PHI of an Individual that is disclosed, provided, or made available to BA from Covered Entity.

(7)

Maintain a written information security program that includes implementation of administrative, physical, and technical safeguards that reasonably and appropriately protect the confidentiality, integrity, and availability of electronic PHI created, received, maintained, or transmitted by BA on behalf of Covered Entity. This includes using technology commercially available to BA to protect PHI against any reasonably anticipated threats or hazards. BA understands it has an affirmative duty to perform a regular review or assessment of security risks, conduct active management, and supply best efforts to assure that only authorized persons and devices access its computing systems and information storage and that only authorized transactions are allowed. BA will maintain appropriate documentation of its compliance with the Privacy Rule and the Security Rule including, but not limited to, policies, procedures, records of training, and sanctions of members of the workforce.

(8)

Secure all PHI by a technology standard that renders PHI unusable, unreadable, or indecipherable to unauthorized individuals and is developed or endorsed by a standards developing organization that is accredited by the American National Standards Institute and is consistent with any guidance and/or standards issued by the Secretary specifying the technologies and methodologies that render PHI unusable, unreadable, or indecipherable to unauthorized individuals including, but not limited to, standards developed pursuant to HITECH.

(9)

Notwithstanding requirement C(8), to the extent that any PHI cannot be secured as described in C(8), report, in writing, to the designated privacy official, whose contact information is provided in Section C(5) above, of Covered Entity any breach of unsecured PHI, as defined in § 13402(h)(1)(A) of the HITECH, within three (3) business days of when the breach is known to BA or should reasonably have been known by BA to have occurred. Such notification to Covered Entity shall include the identification of each Individual whose unsecured PHI has been, or is reasonably believed by BA to have been accessed, acquired, or disclosed during such breach. BA shall implement policies and procedures regarding this notification process and shall fully document any and all information related to the breach and notification of Covered Entity and shall retain such documentation for a minimum of six (6) years. BA shall fully cooperate with Covered Entity to provide all information in a timely manner and as needed for Covered Entity to make, or direct BA to make, any legally required notifications to any Individuals affected by a breach of unsecured PHI, or to HHS and/or the media, if applicable. BA shall not make any notifications to Individuals, HHS, or media without prior approval from Covered Entity. BA shall pay costs and expenses associated with such notifications and remediation, including reasonable legal fees.

(10)

Require any of its agents or subcontractors, or other third parties with which BA does business that are provided, maintain, create, and/or receive PHI or electronic PHI on behalf of Covered Entity, to agree, in a written contract executed by all parties, to implement reasonable and appropriate safeguards and to adhere to the same restrictions, conditions and obligations with respect to the use, disclosure, protection, custody and/or creation of, or access to, PHI and/or electronic PHI that apply to BA under this Addendum. Such written agreement shall identify Covered Entity as a third party beneficiary with rights of enforcement and indemnification from such subcontractors or agents in the event of any violation of the written agreement.

(11)

Make available to Covered Entity, within five (5) days of receiving an oral or written request from Covered Entity, such information as is necessary to fulfill Covered Entity’s obligations to provide PHI: (a) pursuant to an Individual’s right to obtain a copy of his or her PHI under 45 C.F.R. § 164.524(a); and (b) that may be related to an Individual’s right to amend his or her PHI under 45 C.F.R. § 164.526. BA shall also, as directed by Covered Entity, incorporate any amendments to PHI into copies of such PHI maintained by BA.

(12)

Provide an accounting of disclosures of PHI and information related to such disclosures to the Walgreen Privacy Office, as identified in Section C(5) above, in accordance with 45 C.F.R. § 164.528(b), for disclosures, except for those outlined in 45 C.F.R. § 164.528(a)(1):

(i)

to carry out treatment, payment and health care operations as provided in § 164.506;

(ii)

to individuals of protected health information about them as provided in § 164.502;

(iii)

incident to a use or disclosure otherwise permitted or required by this subpart, as provided in § 164.502;

(iv)

pursuant to an authorization as provided in § 164.508;

(v)

for national security or intelligence purposes as provided in § 164.512(k)(2);

(vi)

to correctional institutions or law enforcement officials as provided in § 164.512(k)(5);

(vii)

as part of a limited data set in accordance with § 164.514(e); or

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(viii)

that occurred prior to the compliance date for Covered Entity.

In the event that there are modifications to HIPAA, BA will assist Covered Entity with developing a process for accounting of disclosures for the purposes including treatment, payment and healthcare operations at the time of each disclosure, if an electronic health record is used or maintained.

Regardless of whether an electronic health record is used or maintained, BA further agrees to document and retain documentation related to the accounting of such disclosures as required by 45 C.F.R. § 164.530(j) including, but not limited to, the information required to be included in the accounting, the written accounting that is provided, and the titles of the persons or offices responsible for receiving and processing requests for an accounting. BA further agrees to provide to Covered Entity, in the time and manner designated by Covered Entity, information collected in accordance with this Addendum to permit Covered Entity to respond to a request by an Individual for an accounting of disclosures of PHI in accordance with 45 C.F.R. § 164.528 and/or any related regulations related thereto.

(13)

Make available to the Secretary of the U.S. Department of Health and Human Services and/or Covered Entity all internal practices, books and records, including policies and procedures, relating to the use and disclosure of PHI received from, or created by, BA on behalf of Covered Entity, for purposes of determining Covered Entity’s and/or BA’s compliance with the Privacy Rule, the Security Rule, and/or related statutes and regulations.

(14)

During the term of this Addendum and as required by C(5) above, notify Covered Entity as soon as possible, but not later than three (3) days after discovery, of any suspected or actual Security Incident, intrusion, breach, or unauthorized use or disclosure of PHI and/or any actual or suspected use or disclosure of data in violation of any applicable federal or state laws or regulations. BA shall also (i) establish policies and procedures for mitigating, to the extent practicable, any adverse effects from any access, use or disclosure of PHI in a manner contrary to or inconsistent with this Addendum or the HIPAA Regulations, and (ii) promptly remedy any violation of any term of this Addendum, and certify the same to Covered Entity in writing.

(15)

Limit any use or disclosure of PHI to its subcontractors, agents or other third parties, and request from Covered Entity, to only the minimum amount necessary to perform or fulfill a specific function required or permitted by this Addendum in accordance with the Privacy Rule and the Security Rule. BA represents that all of its uses and disclosures of PHI shall be the minimum necessary in accordance with the Privacy Rule and the Security Rule.

(16)

Not use or disclose PHI in any form via any medium with any third party beyond the boundaries and jurisdiction of the United States without express written authorization from Covered Entity.

(17)

Ensure that members of BA’s workforce (including its agents or subcontractors, or other third parties with which BA does business) have completed required training on the policies and procedures with respect to protected health information and documented that the training has been provided.

D.

Permitted Uses and Disclosures. BA agrees that it shall not use or disclose PHI in any manner, form, or in any means that is contrary to its obligations under this Addendum. Notwithstanding the foregoing, the Parties agree that, pursuant to federal law, BA may:

(1)

Use PHI in its possession for its proper management and administration and to fulfill any of its present or future legal responsibilities provided that such uses are permitted under state and federal confidentiality laws.

(2)

Use PHI in its possession to provide data aggregation services relating to the health care operations of Covered Entity, as provided for in 45 C.F.R. § 164.501.

(3)

Disclose PHI in its possession to third parties for the purpose of its proper management and administration or to fulfill any of its present or future legal responsibilities provided that (i) the disclosures are Required By Law, as provided for in 45 C.F.R. § 164.103, or (ii) BA has received from the third party written assurances that the third party will maintain the confidentiality, integrity, and availability of PHI, that the PHI will only be used or further disclosed as Required By Law or for the purpose for which it was disclosed to the third party, and that the third party will notify BA of any instances of which it is aware in which the confidentiality, integrity, and/or availability of the information has been breached within three (3) business days, as required under 45 C.F.R. § 164.504(e)(4).

E.

Audits, Inspection, and Enforcement. Upon reasonable notice, Covered Entity or its agents may inspect the facilities, systems, books, and records of BA to monitor compliance with this Addendum. The fact that Covered Entity inspects, or fails to inspect, or has the right to inspect, BA’s facilities, systems, and procedures does not relieve BA of its responsibility to comply with this Addendum, nor does Covered Entity’s (i) failure to detect or (ii) detection, but failure to notify BA or require BA’s remediation of any unsatisfactory practices, constitute acceptance of such practice or a waiver of Covered Entity’s enforcement rights under this Addendum.

F.

Unilateral Termination. Notwithstanding any other provision under this Addendum and pursuant to federal law, BA agrees that this Addendum may be terminated by Covered Entity without penalty should Covered Entity, in its sole discretion, determine that BA has violated a material obligation under this Addendum and/or any provision of the Privacy Rule and/or the Security Rule.

G.

Judicial or Administrative Proceedings. Covered Entity may terminate this Addendum, effective immediately, if (i) BA is named as a defendant in a criminal proceeding for a violation of HIPAA or (ii) a finding or stipulation that BA has violated any standard or requirement of HIPAA or other security or privacy laws is made in any administrative or civil proceeding in which BA has been joined.

H.

Return or Destruction of PHI. Upon termination, cancellation, or expiration of this Addendum, BA shall return to Covered Entity any and all PHI received from, or created by, BA on behalf of Covered Entity that is maintained by BA in any form whatsoever, including any copies or replicas. If returning the PHI to Covered Entity is not feasible, BA shall destroy any and all PHI maintained by BA in any form whatsoever, including any copies or replicas.

Greenway Medical Technologies, Inc./Walgreen Co. SLSA	Page 16

CONFIDENTIAL

BA shall destroy any PHI by shredding, burning, pulverizing, erasing or otherwise modifying records to make such records undecipherable, regardless of whether such PHI is contained in electronic, paper or other format. Destruction of PHI must be in accordance with industry standards and processes for ensuring that reconstruction, re-use, and/or re-disclosure of PHI is prevented after destruction, using a method effective on the media in which the PHI is contained. BA shall complete such return or destruction as promptly as possible, but not later than thirty (30) days after the effective date of termination, cancellation, or expiration of this Addendum.

Within such thirty (30) days, BA shall certify in writing to Covered Entity that such return or destruction has been completed. In the event that BA determines that return or destruction is infeasible, BA will deliver to Covered Entity the identification of any PHI for which return or destruction is infeasible, provide notification of the conditions that make return or destruction infeasible, and, for that PHI, will certify that it will only use or disclose such PHI for those purposes that make return or destruction infeasible, for so long as BA maintains such PHI.

I.

Amendment to Comply with Law. The Parties acknowledge that state and federal laws relating to electronic data security and privacy are rapidly evolving and that amendment of this Addendum may be required to provide for procedures to ensure compliance with such developments. The Parties agree to take such action as is necessary to comply with the standards and requirements of HIPAA, the HIPAA Regulations and other applicable laws relating to the security or confidentiality of PHI. Upon either Party’s request due to a change in the law, the other Party agrees to promptly enter into negotiations concerning the terms of an amendment to this Addendum. The Parties shall comply with any amendment to the Privacy Rule and the Security Rule and related statutes or regulations, upon the effective date of such amendment(s), regardless of whether this Addendum has been formally amended.

J.

Assistance in Litigation or Administrative Proceedings. BA shall make itself, and any subcontractors, employees, or agents assisting BA in the performance of its obligations under this Addendum, available to Covered Entity, at no cost to Covered Entity, to testify as witnesses, or otherwise, in the event of litigation or administrative proceedings being commenced against Covered Entity, its directors, officers, or employees based upon claimed violation of HIPAA, the HIPAA Regulations, or other laws relating to security and privacy, except where BA or its subcontractor, employee, or agent is a named adverse party.

K.

No Third Party Beneficiaries. Nothing express or implied in this Addendum is intended to confer, nor shall anything herein confer, upon any person other than Covered Entity, BA, and their respective successors or assigns, any rights, remedies, obligations, or liabilities whatsoever.

L.

Counterparts; Facsimiles. This Addendum may be executed in counterparts, each of which shall be deemed on original. Facsimile copies hereof shall be deemed to be originals.

M.

Term. This Addendum shall become effective on the Addendum Effective Date and shall expire when all of the PHI, regardless of form, provided by Covered Entity to BA is destroyed or returned to Covered Entity pursuant to Section H. The Parties agree that Sections B, C, D, and J of this Addendum shall survive the termination or expiration of this Addendum. Any prior agreements, documents, understandings, or representations relating to the subject matter of this Agreement not expressly set forth herein or referred to or incorporated herein by reference are of no force or effect.

N.

Interpretation. Any ambiguity in this Addendum shall be resolved in favor of a meaning that permits Covered Entity and BA to comply with the Privacy Rule and the Security Rule. In the case of any conflict between this Addendum and the Agreement, this Addendum shall govern.

The Parties have caused this Addendum to be signed and delivered by their duly authorized representatives, as of the Addendum Effective Date.

COVERED ENTITY: WALGREEN CO.		BUSINESS ASSOCIATE: GREENWAY MEDICAL TECHNOLOGIES, INC.
By:	/s/ Tim Theriault	By:	/s/ William G. Esslinger, Jr.
Print Name:	Tim Theriault	Print Name:	William G. Esslinger, Jr.
Print Title:	Senior Vice President/CIO	Print Title:	Vice President, General Counsel, & CPO

Approved by Department
Commercial Transactions Law	By:
By:
By:

Greenway Medical Technologies, Inc./Walgreen Co. SLSA	Page 17

CONFIDENTIAL

SCHEDULE C

SERVICES SCHEDULE

1.

SERVICES

1.1

Professional Services; Statements of Work. Greenway shall use its commercially reasonable efforts to provide the Professional Services set forth in a Statement of Work executed by the Parties from time-to-time. All Statements of Work will be subject to the terms of the Agreement and this Schedule and in the event of any conflict or inconsistency between the terms of a Statement of Work and the Agreement or this Schedule, the terms of the Agreement and this Schedule shall control and the conflicting or inconsistent terms of the Statement of Work shall be void and of no effect. Greenway shall not perform any Professional Services until a written Statement of Work detailing the Professional Services is executed by the parties. Unless otherwise agreed by the parties, Statements of Work will set forth: (a) the Professional Services to be performed by Greenway; (b) the timing for the Professional Services (including relevant deadlines, milestones and delivery dates); (c) the specifications, technical standards, protocols or other requirements for the deliverables; (d) the cost and payment schedule with respect to such Professional Services; (e) any individuals designated to have management and/or technical responsibility for the project or otherwise required to perform the Professional Services (“Project Representatives”); (f) any assumptions of Greenway and/or requirements or obligations that Client must fulfill for Greenway’s performance of the Professional Services; and (g) to the extent necessary and appropriate, additional provisions applicable to the Professional Services to be provided pursuant to the Statement of Work, which shall not be inconsistent with the terms of the Agreement.

1.2

Change Orders. Should either party desire to change the terms of a Statement of Work, the following will occur: (a) the initiating party will document the request in writing; (b) authorized representatives of Greenway and Client will discuss and negotiate the impact of the requested change(s), including any adjustments to pricing or fees; (c) if both parties agree to the change, the terms of the change will be documented in a change order or amendment to the particular Statement of Work (a “Change Order”); and (d) the change(s) will take effect if (and only if) Greenway and Client sign the Change Order. No change to a Statement of Work shall be effective until a Change Order is signed by both parties, and Client shall not be liable to pay for Services until a Statement of Work or a Change Order covering such services and associated charges has been executed by the parties.

1.3

Required Reports. Upon Client’s written request, Greenway shall provide Client a report at the beginning of each month in a form agreed to by the parties which specifies, for each active Statement of Work for Professional Services, the activities during the previous month on such Statement of Work, the time spent and costs incurred to date and during the previous week on such Statement of Work, percentage progress toward completion of that project, and estimated time to completion of such Statement of Work.

1.4

Materials, Facilities and Assistance for Performance of Services. Greenway shall provide all necessary equipment and related materials, including specialized equipment and the like, to perform the Professional Services. Any work space, equipment, materials, training, supervision or other assistance to be provided by Client in connection with the Professional Services will be described in the Statement of Work. If Greenway personnel are providing Professional Services at a Client location, Client agrees to provide such Greenway personnel with reasonable office space, IT equipment, Internet connectivity and other resources generally available to Client personnel.

1.5

Service Performance Review. Client and Greenway shall also meet, as determined by the parties, to discuss and assess the delivery of Professional Services. In the event Client notifies Greenway that the delivery of Professional Services, as reasonably determined by Client, does not substantially conform to any requirements or other standards set forth in a Statement of Work; Client shall provide written notice (in reasonable detail) to Greenway of such non-conformance. Greenway shall then review such notice and the parties shall meet to discuss a mutually agreeable resolution to such issue. Greenway shall use reasonable efforts to perform the Professional Services to accomplish the task that has been impacted by the non-conformance. Such performance shall by at Greenway’s expense unless the non-conformance is due to Client’s error, omission or failure to provide requested input or assistance.

1.6

Project Administration. The Project Representatives for Client shall provide Greenway all assistance and guidance reasonably requested by Greenway for the performance of the Professional Services. Client acknowledges that the timely performance of the Professional Services is dependent both on reasonable access to and assistance by Client personnel and Project Representatives.

1.7

Staffing and Continuity. Greenway shall use reasonable efforts to consult with Client on all personnel decisions which relate to each project and, at Client’s request, shall submit resumes of any of its employee that it proposes to assign to perform Services at Client prior to such employee being assigned to perform such Services pursuant to a Statement of Work. Client shall have the right to reject any such proposed assignment based on Client’s reasonable evaluation of such employee’s skill or experience. Client shall also have the right to reasonably request the replacement of, and Greenway shall use its reasonable efforts to so replace, any assigned employee of Greenway. Greenway shall use reasonable efforts to retain and not reassign any assigned Greenway employee until completion of the Services under a Statement of Work. Notwithstanding the above, this provision shall not limit Greenway’s rights to sever its employer/employee relationship with any of its employees or any employee’s right to sever their employment with the Greenway. In the event of any staffing changes by Greenway, Greenway shall at its expense arrange for appropriate knowledge transfer, which arrangement shall be subject to Client’s review to confirm its sufficiency.

Greenway shall also identify the project manager who shall be empowered to act for Greenway in accordance with this Agreement in all matters relating to the technical administration of Services to be provided. Should the assigned project manager be unable to complete his/her responsibility for any reason, Client may, in its discretion, allow Greenway to replace the project manager with an equally qualified person as a substitute, so long as the replacement or reassignment of the project manager does not delay the completion of the project nor cause Client any undue burden or inconvenience. Greenway shall reasonably attempt to honor Client’s request for specific individuals.

Greenway acknowledges and agrees that, to the extent assigned personnel are reassigned, Client shall not be responsible for any time needed for any applicable knowledge transfer to the applicable newly assigned personnel. Additionally, Greenway shall use commercially reasonable efforts to keep any team together in order to meet its material obligations with respect to conversion and new site implementation goals.

2.

COMPENSATION

Client shall pay Greenway the amounts set forth in the applicable Statement of Work for the Professional Services according to the payment terms set forth in Section 3 of the Agreement.

3.

OWNERSHIP

Greenway shall own all right, title and interest, including all intellectual property rights, in and to any and all products, programs, interfaces,

Greenway Medical Technologies, Inc./Walgreen Co. SLSA	Page 18

CONFIDENTIAL

modifications to programs, reports, inventions, improvements, developments, discoveries, enhancements, specifications, requirements, know-how, trade secrets, notes, records, reports, drawings, designs, data, works of authorship, software, derivative works, or other deliverables or work product conceived, made, discovered, developed or delivered by Greenway in the performance of Professional Services.

Greenway Medical Technologies, Inc./Walgreen Co. SLSA	Page 19

CONFIDENTIAL

SCHEDULE D

PRICING

[See Attached}

Greenway Medical Technologies, Inc./Walgreen Co. SLSA	Page 20

CONFIDENTIAL

Schedule D - Software Licensing & Services Pricing Schedule for Walgreens' HealthCloud Platform February 10, 2011

I. Greenway Software Licensing	Total	3 Yr. Total
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
TOTALS	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

Greenway Medical Technologies, Inc./Walgreen Co. SLSA	Page 21

CONFIDENTIAL

II. Greenway Support / Maintenance Services	Monthly Total	Annual Total	3 Yr. Total
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
TOTALS	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

III. Greenway Development Services			Total
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]			$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE			$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE

Greenway Medical Technologies, Inc./Walgreen Co. SLSA	Page 22

CONFIDENTIAL

COMMISSION]						COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]						[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]						[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]						[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]						[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

TOTAL INVESTMENT BY APPLICATION SERVICE	One Time Fees	Monthly Total	Annual Total	Est. 1st Yr - Immunizations	Est. 1st Yr - Fully Deployed	3 Yr. Total
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED	$[CONFIDENTIAL MATERIAL REDACTED AND	$[CONFIDENTIAL MATERIAL REDACTED AND	$[CONFIDENTIAL MATERIAL REDACTED AND	$[CONFIDENTIAL MATERIAL REDACTED AND	$[CONFIDENTIAL MATERIAL REDACTED AND	$[CONFIDENTIAL MATERIAL REDACTED AND

Greenway Medical Technologies, Inc./Walgreen Co. SLSA	Page 23

CONFIDENTIAL

AND FILED SEPARATELY WITH THE COMMISSION]	FILED SEPARATELY WITH THE COMMISSION]	FILED SEPARATELY WITH THE COMMISSION]	FILED SEPARATELY WITH THE COMMISSION]	FILED SEPARATELY WITH THE COMMISSION]	FILED SEPARATELY WITH THE COMMISSION]	FILED SEPARATELY WITH THE COMMISSION]
TOTALS	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

Greenway Medical Technologies, Inc./Walgreen Co. SLSA	Page 24

CONFIDENTIAL

Schedule D - Greenway Ancillary Solution & Services Price List for Walgreens February 10, 2011

DEPLOYMENT & CUSTOM DEVELOPMENT SERVICES Implementation and Training Services	Pricing Methodology	Price
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

Greenway Medical Technologies, Inc./Walgreen Co. SLSA	Page 25

CONFIDENTIAL

Data Migration Services
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

3RD PARTY DATABASE SVCS. / TRANSACTIONAL SVCS.	Pricing Methodology	Extended Price
Third Party Database Services:
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]		[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]		[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

Greenway Medical Technologies, Inc./Walgreen Co. SLSA	Page 26

CONFIDENTIAL

Notes:

Depending on the defined requirements for each of Walgreens' Clinical Services, the aforementioned Third Party Databases may be required system components. Should it be determined that a specific 3rd party database is required to support the required functionality, the aforementioned database and /or service fees will apply.

In the event that Walgreens has applicable 3rd party database licensing already in place through direct vendor agreements, the respective 3rd party database license fees will not be charged by Greenway to Walgreens.
EDI Transaction Services:
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]		[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]		[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]		[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]		[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

GREENWAY PHYSICIAN INFRASTRUCTURE SERVICES	Pricing Methodology	Price
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]		[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

Greenway Medical Technologies, Inc./Walgreen Co. SLSA	Page 27

CONFIDENTIAL

[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

PRIMEEXCHANGE / ACTIVE DEVICE CONTROLS / PRIMEIMAGE INTERFACES	Pricing Methodology	Price
Lab System Interface:
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
Active Device Controls:
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL	$[CONFIDENTIAL MATERIAL

Greenway Medical Technologies, Inc./Walgreen Co. SLSA	Page 28

CONFIDENTIAL

	REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
PrimeImage Digital Radiology Interface:
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
Other PrimeExchange Interfaces:
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL	$[CONFIDENTIAL

Greenway Medical Technologies, Inc./Walgreen Co. SLSA	Page 29

CONFIDENTIAL

	MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

Greenway Medical Technologies, Inc./Walgreen Co. SLSA	Page 30

CONFIDENTIAL

Schedule D - Software Licensing & Services Payment Schedule for Walgreens' HealthCloud Platform February 10, 2011

I. Greenway Software Licensing	Total
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY

Greenway Medical Technologies, Inc./Walgreen Co. SLSA	Page 31

CONFIDENTIAL

WITH THE COMMISSION]

[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

II. Greenway Support / Maintenance Services	Monthly Total
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

III. Greenway Development Services	Total

Greenway Medical Technologies, Inc./Walgreen Co. SLSA	Page 32

CONFIDENTIAL

[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	$[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]
[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]	[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

Greenway Medical Technologies, Inc./Walgreen Co. SLSA	Page 33

CONFIDENTIAL

SCHEDULE E

TRANSITION SERVICES

In the event the Agreement is terminated, Greenway will, at Client’s option, continue to provide Services for up to ninety (90) days after the date of termination in order to facilitate Client’s transition to a new service provider and Greenway shall provide such reasonable assistance as may be requested by Client to effectuate such transition at Greenway’s then-current time and materials rates. Greenway shall provide no less than the following services:

1. Responding to questions regarding the Services on an as-needed basis;

2. Providing other reasonable assistance to Client to facilitate a smooth transition;

3. Assisting Client with development of a transition plan;

4. Training Client staff or designees to use any equipment, software or processes that are subject to the Transition Services; and

5. Cataloging existing applications, system software, data files and tape libraries, and update procedures.

Upon termination of the Agreement and request of Client, Greenway will also provide to Client de-migration file(s) at Greenway’s then-current time and materials rate. Financial and demographic data will be in a delimited ASCII file format. Clinical documents will be in Portable Document Format (.pdf) or Tagged Image File Format (.tif), and clinical data from the database will be provided in the delimited ASCII file format.

Greenway Medical Technologies, Inc./Walgreen Co. SLSA	Page 34